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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 22, 1998



                           UNION PLANTERS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)




    Tennessee                     1-10160                       62-0859007
  --------------                ----------                     ------------
 (State or other               (Commission                    (IRS Employer
 jurisdiction of               File Number)                Identification No.)
  incorporation)


              7130 Goodlett Farms Parkway, Memphis, Tennessee 38018
           ----------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (901) 580-6000
               --------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.       OTHER EVENTS.

              On February 22, 1998, Union Planters Corporation ("UPC") and Magna Group, Inc. ("Magna") entered into an Agreement and Plan of Reorganization (the "Agreement"), pursuant to which Magna will be acquired by UPC.

              In accordance with the terms of the Agreement, UPC will acquire Magna pursuant to the merger (the "Merger") of Magna with and into Union Planters Holding Corporation, a wholly-owned subsidiary of UPC organized under the laws of the State of Tennessee ("UPHC"), with UPHC as the surviving corporation resulting from the Merger.

              Upon consummation of the Merger, each share of the (i) $2.00 par value common stock of Magna ("Magna Common Stock") (including any associated preferred stock purchase rights issued pursuant to Magna's Rights Agreement, but excluding shares held by Magna, UPC, or any of their respective subsidiaries, in each case other than in a fiduciary capacity or as a result of debts previously contracted) issued and outstanding at the effective time of the Merger (as defined in the Agreement, the "Effective Time") shall be converted into and exchanged for .9686 of a share (the "Exchange Ratio") of the $5.00 par value common stock of UPC (together with any associated preferred stock purchase rights, "UPC Common Stock") and (ii) $20.00 par value Class B Voting Preferred Stock of Magna ("Magna Class B Preferred Stock") issued and outstanding at the effective time of the Merger (other than shares held by UPC, Magna, or their respective subsidiaries, in each case, other than in a fiduciary capacity or as a result of debts previously contracted and shares held by dissenting stockholders), as of the effective time of the Merger, shall be converted into and exchanged for the right to receive a check from UPC in the amount of the Preferred Stock Cash Payment Amount (as defined in the Agreement).

              In addition, at the Effective Time, all rights with respect to Magna Common Stock, pursuant to stock options, stock appreciation rights, or stock awards granted by Magna under the existing stock plans of Magna, which are outstanding at the Effective Time, whether or not exercisable, shall be converted into and become rights with respect to UPC Common Stock on a basis that reflects the Exchange Ratio.

              The Merger is intended to constitute a tax-free transaction under the Internal Revenue Code of 1986, as amended, and be accounted for as a pooling of interests.

              Consummation of the Merger is subject to various conditions, including: (i) receipt of the approval by the stockholders of Magna of appropriate matters relating to the Agreement and the Merger required to be approved under applicable law; (ii) receipt of the approval by the stockholders of UPC of appropriate matters relating to the Agreement and the Merger, including (a) an amendment to the Restated Charter of Incorporation of UPC to increase the number of authorized shares of UPC Common Stock (to the extent such approval is not received at the 1998 annual meeting of stockholders of UPC) and
(b) the issuance of shares of UPC Common Stock pursuant to the Merger, as required to be approved under applicable law; (iii) receipt of certain regulatory approvals from the Board of Governors of the




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Federal Reserve System, certain state regulatory authorities, and certain other regulatory authorities; (iv) receipt of an opinion of counsel as to the tax-free nature of certain aspects of the Merger; (v) receipt of a letter from Price Waterhouse to the effect that the Merger will qualify for pooling-of-interests accounting treatment; and (vi) satisfaction of certain other conditions.

              In connection with executing the Agreement, UPC and Magna entered into a stock option agreement (the "Stock Option Agreement") pursuant to which Magna granted to UPC an option to purchase up to 6,497,180 shares of Magna Common Stock (representing 19.9% of the outstanding shares of Magna Common stock without giving effect to the exercise of the option), at a per share purchase price equal to the first closing price per share of Magna Common Stock following public announcement of execution of the Agreement as reported on the New York Stock Exchange-Composite Transactions List, upon certain terms and in accordance with certain conditions.

              The Agreement and the Merger will be submitted for approval at separate meetings of the stockholders of Magna and UPC. Prior to such stockholders meetings, UPC will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the shares of UPC Common Stock to be issued in exchange for the outstanding shares of Magna Common Stock. Such shares of stock of UPC will be offered to the Magna stockholders pursuant to a prospectus that will also serve as a joint proxy statement for the separate meetings of the stockholders of Magna and UPC, respectively.

              A copy of a joint news release (the "News Release") relating to the Merger is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

              On February 23, 1998, UPC intends to hold a telephone conference call (the "Conference Call") with analysts and others with respect to the Merger. During the Conference Call, certain financial and other information relating to the Merger is to be presented (the "Presentation Materials"). The News Release and certain of the Presentation Materials contain, among other things, certain forward-looking statements regarding each of UPC, Magna, and the combined company following the Merger, including statements relating to cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the Merger, and certain restructuring charges expected to be incurred in connection with the Merger. Such forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause UPC's actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (i) expected cost savings from the Merger and UPC's other pending acquisitions may not be fully realized or realized within the expected time frame; (ii) revenues following the Merger and the other pending acquisitions may be lower than expected, or deposit attrition, operating costs, or customer loss and business disruption following the Merger and the other pending acquisitions may be greater than expected;
(iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) costs or difficulties related to the integration of the


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business of UPC, Magna, and the other pending acquisitions may be greater than expected; (v) changes in the interest rate environment may reduce margins; (vi) general economic or business conditions, either nationally or in the states or regions in which UPC does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (vii) legislative or regulatory changes may adversely affect the businesses in which UPC is engaged; and (viii) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in UPC's current and subsequent filings with the Securities and Exchange Commission.

              A copy of the visual portion of the Presentation Materials is being filed as Exhibit 99.2 to this report, substantially in the form intended to be presented at the Conference Call, and such materials are incorporated herein by reference.





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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNION PLANTERS CORPORATION
                                              (Registrant)



                                       By: /s/ M. Kirk Walters
                                           -----------------------------------
                                           M. Kirk Walters
                                           Senior Vice President and Treasurer


Date:  February 23, 1998



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                            INDEX TO EXHIBITS



Exhibit
-------
 99.1       Text of the News Release, dated February 23, 1998,
            issued by Union Planters Corporation and Magna Group, Inc

 99.2       The Presentation Materials



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